UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐
Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:   ◻

Digital Realty Trust, L.P.:  ◻

Explanatory Note

On March 13, 2020, Digital Realty Trust, Inc. (“DLR”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the consummation of the transactions (the “InterXion Combination”) contemplated by that certain Purchase Agreement, dated as of October 29, 2019, as amended on January 23, 2020 (the “Purchase Agreement”), by and among DLR, Digital Intrepid Holding B.V. (formerly known as DN 39J 7A B.V.), a private limited liability company organized under the laws of the Netherlands and an indirect subsidiary of DLR (“Buyer”), and InterXion Holding N.V., a public limited liability company organized under the laws of the Netherlands (“INXN”).

As permitted under Item 9.01 of Form 8-K, DLR indicated in the Original Form 8-K that it would file the financial statements and the pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of INXN as of and for the years ended December 31, 2019, 2018 and 2017 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined income statements for the three months ended March 31, 2020 and the year ended December 31, 2019 of DLR are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2020 and the year ended December 31, 2019 of Digital Realty Trust, L.P. are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference herein. Such unaudited pro forma condensed combined income statements are not necessarily indicative of the operating results that actually would have been achieved if the adjustments set forth therein had been in effect for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of DLR, Digital Realty Trust, L.P. and INXN.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG Accountants N.V.
99.1	Audited consolidated financial statements of InterXion Holding N.V. as of and for the years ended December 31, 2019, 2018 and 2017.
99.2	Unaudited pro forma condensed combined income statements for the three months ended March 31, 2020 and the year ended December 31, 2019 of Digital Realty Trust, Inc.
99.3	Unaudited pro forma condensed combined income statements for the three months ended March 31, 2020 and the year ended December 31, 2019 of Digital Realty Trust, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020		Digital Realty Trust, Inc.

	By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

	By:	Digital Realty Trust, Inc.
Its general partner

	By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary